POWER OF ATTORNEY

     The undersigned Officers and Trustees of TEMPLETON GLOBAL INVESTMENT TRUST (the "Registrant") hereby appoint Craig S. Tyle, Barbara J. Green, David P. Goss, Robert C. Rosselot, Sheila M. Barry, Lori A. Weber, Bruce G. Leto, Lisa A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to any of such Post-Effective Amendments and/or registration statements referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

     The undersigned Officers and Trustees hereby execute this Power of Attorney as of the 5th day of December, 2006.

/s/JEFFREY A. EVERETT                    /s/FRANK A. OLSON
-----------------------------------      --------------------------------------
Jeffrey A. Everett, President            Frank A. Olson, Trustee
and Chief  Executive Officer -
Investment Management



/s/HARRIS J. ASHTON                      /s/LARRY D. THOMPSON
-----------------------------------      --------------------------------------
Harris J. Ashton, Trustee                Larry D. Thompson, Trustee


/s/FRANK J. CROTHERS                     /s/CONSTANTINE D. TSERETOPOULOS
-----------------------------------      --------------------------------------
Frank J. Crothers, Trustee               Constantine D. Tseretopoulos, Trustee


/s/EDITH E. HOLIDAY                      /s/ROBERT E. WADE
-----------------------------------      --------------------------------------
Edith E. Holiday, Trustee                Robert E. Wade, Trustee



/s/CHARLES B. JOHNSON                    /s/JIMMY D. GAMBILL
-----------------------------------      --------------------------------------
Charles B. Johnson, Trustee              Jimmy D. Gambill, Senior Vice President
                                         and Chief Executive Officer - Finance
                                         and Administration



/s/DAVID W. NIEMIEC                      /s/GALEN G. VETTER
-----------------------------------      --------------------------------------
David W. Niemiec, Trustee                Galen G. Vetter, Chief Financial
                                         Officer and Chief Accounting Officer






PAGE


                                POWER OF ATTORNEY

     The undersigned Trustee of TEMPLETON GLOBAL INVESTMENT TRUST (the "Registrant") hereby appoint Craig S. Tyle, Barbara J. Green, David P. Goss, Robert C. Rosselot, Sheila M. Barry, Lori A. Weber, Bruce G. Leto, Lisa A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, file or withdraw Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to any of such Post-Effective Amendments and/or registration statements referred to above. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustee hereby execute this Power of Attorney as of the 5th day of December, 2006.



                          /S/GREGORY E. JOHNSON
                          --------------------------------------------
                          Gregory E. Johnson, Trustee